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                                                                    Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-61282, 333-61282-01, 333-61282-02, and 333-62782 on Form S-3 and 333-59134
on Form S-8, of MetLife, Inc., of our report dated February 12, 2002, appearing in this Annual Report on Form 10-K of MetLife, Inc. for the year ended
December 31, 2001.

DELOITTE & TOUCHE LLP
New York, New York
March 15, 2002